Raymond James U.S. Bank Conference September 9, 2021 Nasdaq: FBIZ Exhibit 99.1

When used in this presentation, and in any other oral statements made with the approval of an authorized executive officer, the words or phrases “may,” “could,” “should,” “hope,” “might,” “believe,” “expect,” “plan,” “assume,” “intend,” “estimate,” “anticipate,” “project,” “likely,” or similar expressions are intended to identify “forward-looking statements” within the meaning of such term in the Private Securities Litigation Reform Act of 1995. Such statements are subject to risks and uncertainties, including among other things: (i) Adverse changes in the economy or business conditions, either nationally or in our markets, including, without limitation, the adverse effects of the COVID-19 pandemic on the global, national, and local economy. (ii) The effect of the COVID-19 pandemic on the Corporation’s credit quality, revenue, and business operations. (iii) Competitive pressures among depository and other financial institutions nationally and in our markets. (iv) Increases in defaults by borrowers and other delinquencies. (v) Our ability to manage growth effectively, including the successful expansion of our client support, administrative infrastructure, and internal management systems. (vi) Fluctuations in interest rates and market prices. (vii) The consequences of continued bank acquisitions and mergers in our markets, resulting in fewer but much larger and financially stronger competitors. (viii) Changes in legislative or regulatory requirements applicable to us and our subsidiaries. (ix) Changes in tax requirements, including tax rate changes, new tax laws, and revised tax law interpretations. (x) Fraud, including client and system failure or breaches of our network security, including our internet banking activities. (xi) Failure to comply with the applicable SBA regulations in order to maintain the eligibility of the guaranteed portions of SBA loans. These risks could cause actual results to differ materially from what FBIZ has anticipated or projected. These risks could cause actual results to differ materially from what we have anticipated or projected. These risk factors and uncertainties should be carefully considered by our stockholders and potential investors. For further information about the factors that could affect the Corporation’s future results, please see the Corporation’s annual report on Form 10-K for the year ended December 31, 2020 and other filings with the Securities and Exchange Commission. Investors should not place undue reliance on any such forward-looking statement, which speaks only as of the date on which it was made. The factors described within the filings could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods. Where any such forward-looking statement includes a statement of the assumptions or bases underlying such forward-looking statement, FBIZ cautions that, while its management believes such assumptions or bases are reasonable and are made in good faith, assumed facts or bases can vary from actual results, and the differences between assumed facts or bases and actual results can be material, depending on the circumstances. Where, in any forward-looking statement, an expectation or belief is expressed as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement of expectation or belief will be achieved or accomplished. FBIZ does not intend to, and specifically disclaims any obligation to, update any forward-looking statements. Forward-Looking Statements Exhibit 99.1

Exhibit 99.1

Table of Contents

Company Overview 4
Quarterly Update 7
Why FBIZ? 10
Appendix 20
- Strategic Plan 21
- Commercial Banking Business Lines 24
- PPP and COVID-19 Update 34
- Non-GAAP Reconciliations 37

firstbusiness.bank

COMPANY OVERVIEW Exhibit 99.1

Company Profile • Experienced leadership • Entrepreneurial management style • Business-focused model • Efficient and highly scalable banking model with limited branch network • Client relationship focus with high touch service Headquarters: Madison, WI Mission: Build long-term shareholder value as an entrepreneurial financial services provider to businesses, executives, and high net worth individuals FBIZ BUSINESS BANKING1 $2.9 Billion FBIZ PRIVATE WEALTH $2.6 Billion IN ASSETS UNDER MANAGEMENT & ADMINISTRATION 1. Consists of all on-balance sheet assets for First Business Financial Services, Inc. on a consolidated basis. 5 IN TOTAL ASSETS Exhibit 99.1

Evolution of Success Aligned with the Financial Needs of Our Niche Client Base 6 Exhibit 99.1

QUARTERLY UPDATE Exhibit 99.1

Profitability & Growth • Robust Core Earnings and Top Line Revenue - Improved asset quality metrics, net interest margin stability, organic loan growth, and fee income generation produced strong net income of $8.2 million in the second quarter, up 148% from the same period in 2020. • Diversified Fee Income - Private wealth management generated record revenue of $2.7 million while gains on sale of SBA loans grew to $1.2 million, an increase of 29% and 110%, respectively, from the same period in 2020. • Exceptional Loan Growth - Loans, excluding PPP loans, grew 11% annualized from the first quarter of 2021. This marks the fourth consecutive quarter of 10% or greater annualized loan growth, excluding PPP loans. • Tangible Book Value (TBV) Increases - TBV per share grew 15% annualized in the quarter. This is a continuation of strong and consistent TBV growth. TBV has increased for 18 consecutive years, at a compound annual growth rate of 8% over that time. Credit • Asset Quality - Non-performing assets (NPAs) have declined more than 25% for the third consecutive quarter down to $11.6 million from a peak of $36.7 million in the third quarter of 2020. NPAs as a percentage of total assets are at the lowest level since 2006 and further reductions of NPAs in the second half of the year are expected. • Provision - We expect no meaningful provision for loan losses in the second half of the year, even though we expect double digit organic loan growth to continue. COVID-19 Update • PPP Update - As of June 30, 2021, the company had $123.8 million in gross PPP loans outstanding and $3.1 million in deferred processing fees outstanding. During the quarter, $2.5 million of processing fees were recognized. Valuation • Undervalued Compared to Peers - Price to TBV and P/E ratio below the peer group despite outperforming in loan growth, return on average tangible common equity (ROATCE), and earnings per share (EPS). Second Quarter 2021 Summary 8 Exhibit 99.1

Second Quarter 2021 Summary Where Did the Loan Growth Come from in the Quarter? 9 Th ou sa nd s Net Loan Growth $18,707 $(2,228) $6,841 $12,485 $(6,819) $6,360 $9,781 Commercial Lending Private Wealth Asset-Based Lending Accounts Receivable Financing SBA Lending Vendor Finance Floorplan Financing $— $10,000 $20,000 $30,000 $40,000 $50,000 Net Deposit Growth $52,399 $(49,768) $53,062 $(1,682) DDA IB DDA MMA CD $— $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 Specialized Lending Mix % of Total Loans Long-Term Goal 2Q20 3Q20 4Q20 1Q21 2Q21 10% 15% 20% 25% 30% 1. Specialized Lending includes Asset-Based Lending, Accounts Receivable Financing, SBA Lending, Vendor Finance, and Floorplan Financing. Exhibit 99.1

WHY FBIZ? Exhibit 99.1

Growth Stock at a Value Price 1. Growth represents Q2 2021 annualized growth compared to Q1 2021. 2. Data is annualized for the three months ended June 30, 2021. 3. FBIZ deposits defined as total deposits less wholesale deposits and significant, temporary deposit from the sale of a client's business in June 2021. Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. Price/Tangible Book value represents annual averages of the peer median for 2019-2020 and YTD average for the six months ended June 30, 2021. 11 Loan Growth Peer Loan Growth FBIZ Loan Growth FBIZ P/TBook Peer P/TBook '19 '20 '21(1) 0% 3% 5% 8% 10% 13% 15% 0% 50% 100% 150% 200% ROATCE Peer ROATCE FBIZ ROATCE FBIZ P/TBook Peer P/TBook '19 '20 '21(2) 0% 5% 10% 15% 20% 0% 50% 100% 150% 200% Deposit Growth(3) Peer Deposit Growth FBIZ Deposit Growth FBIZ P/TBook Peer P/TBook '19 '20 '21(1) 0% 10% 20% 30% 40% 0% 50% 100% 150% 200% Exhibit 99.1

Exhibit 99.1

Drivers of Growth and Profitability

Improved Profitability Through Growth in Higher Yielding Business Lines

Business Life Cycles		
Early Stage	**Adolescent**	**Mature**
Very High Growth & Low Profitability	High Growth & Moderate Profitability	Sustainable Growth & High Profitability
Commercial Business Lines [1]		
Bank Consulting • YOY AUA[2] growth = $385 million or 23%	**Accounts Receivable Financing** • YOY NFE[4] growth = $29.1 million or 157%	**Business Banking** • YOY loan growth = $188.7 million or 13%
Floorplan Financing • YOY loan growth = $36.4 million	**SBA Lending** • PYQ gain on sale increase = $629 thousand or 110%	**Asset-Based Lending** • YOY loan decrease = $24.7 million or 22%
	Vendor Financing • YOY loan growth = $21.6 million or 33%	**Private Wealth** • YOY AUM&A[3] growth = $691 million or 37%


Average Loan Yield
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
—%
6.08%
3.67%
Q2 2021
Specialized Lending
Commercial Banking

1. Additional financial information on commercial business lines can be found in the appendix.
2. AUA = Assets Under Advisement
3. AUM&A = Assets Under Management & Administration
4. NFE = Net Funds Employed

12
firstbusiness.bank

13 Deposit-Centric Strategy Ability to Generate Double-Digit Loan Growth Supported by History of Strong Deposit Growth Loan vs. Deposit Growth (1) FBIZ Loan Growth FBIZ Deposit Growth '19 '20 '21(2) 0% 5% 10% 15% 20% 25% 1. Deposits defined as total deposits less wholesale deposits and significant, temporary deposit from the sale of a client's business in June 2021. 2. Growth represents Q2 2021 annualized growth compared to Q1 2021. 3. As of June 30, 2021. M ill io ns Deposit Growth History (1) DDA IB DDA MMA CD '17 '18 '19 '20 '21(3) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 $2,000 • Deposit growth one of four major strategies from 5-year strategic plan launched in 2019 • Deposit-centric sales strategy led by treasury management sales located in all bank markets with direct production and outside calling goals • Lenders trained to fund their loan production with deposit growth goals • Deposit focused individual BDO incentive compensation and bank level bonus plans 5YR CAGR = 10% Exhibit 99.1

M ill io ns $26.6 $28.1 $32.5 $39.1 FYE 2017 FYE 2018 FYE 2019 FYE 2020 $0.0 $15.0 $30.0 $45.0 $60.0 $75.0 $90.0 $105.0 Key Operating Trends Operating Fundamentals Demonstrate Earnings Power 14 Note: Net interest income is the sum of "Pure Net Interest Income" and "Fees in Lieu of Interest". Non-interest income is the sum of "Trust Fee Income", "Other Fee Income", "Service Charges", "SBA Gains", and "Swap Fees". 1. "Pure Net Interest Income" and "Net Operating Income" are non-GAAP measurements. See appendix for non-GAAP reconciliation schedules. 2. "Net Tax Credits" represent managements estimate of the after-tax contribution related to the investment in tax credits as of the reporting period disclosed. 3. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. Net Operating Income 10YR CAGR = 14% M ill io ns $18.1 $20.6 YTD 2020 YTD 2021 $0.0 $10.0 $20.0 $30.0 $40.0 $50.0 $60.0 Exhibit 99.1

Asset Quality Non-Performing Assets/Total Assets Decline as SBA Legacy Portfolio(1) Runs Off 15 M ill io ns NPA FBIZ NPA/TA Peer NPA/TA 2Q20 3Q20 4Q20 1Q21 2Q21 $0.0 $6.0 $12.0 $18.0 $24.0 $30.0 $36.0 $42.0 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 1.60% 1. Defined as SBA 7(a) and Express on-balance sheet performing loans originated in 2016 and prior. Note: Peer group defined as publicly-traded bank with total assets between $1 billion and $5 billion. M ill io ns SBA Legacy Performing On-Balance Sheet Loans 2017 2018 2019 2020 2Q21 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Exhibit 99.1

0.55% 1.26% 6.70% 15.09% ROAA (1) ROAE (1) Q2 2020 Q2 2021 0.00% 0.25% 0.50% 0.75% 1.00% 1.25% 1.50% 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 18.00% 16 Profitability Strong Performance Driven by Loan Growth, Diversification of Fee Income, and Provision Benefit 1. Calculations are annualized. M illions $0.38 $0.95 $25.2 $28.0 EPS Top Line Revenue Q2 2020 Q2 2021 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 Exhibit 99.1

Compounding Tangible Book Value Growth History of Steady, Consistent TBV and Dividend Growth with Active Share Repurchase Program 1. 2021 TBV/Share represents data as of June 30, 2021. 2021 Dividends/Share represents annualized data for June 30, 2021. TBV 14YR CAGR = 7.2% Div/Share 14YR CAGR = 7.5% 17 TBV/Share Div/Share Great Recession & Pandemic Recession '06 '07 '08 '09 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 '21(1) $8 $10 $13 $15 $18 $20 $23 $25 Share Repurchase Program • On January 28, 2021, the Corporation announced its current program authorizing the repurchase of up to $5 million in shares, ending on January 31, 2022. • As of September 8, 2021, the Corporation had purchased 76,212 shares of its common stock at a weighted average price of $26.84 per share, for a total value of $2.1 million. • The Corporation has $2.9 million of buyback authority remaining under the current program. Exhibit 99.1

Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. Total Shareholder Return Above Peer Group Median 18 Exhibit 99.1

Trading at Discount to Peer Group Price / LTM EPS Note: Peer Group defined as publicly-traded banks with total assets between $1 billion and $5 billion. 19 Exhibit 99.1

APPENDIX SUPPLEMENTAL DATA & NON-GAAP RECONCILIATIONS Exhibit 99.1

APPENDIX Strategic Plan Exhibit 99.1

FBIZ Strategic Plan 2019-2023 4 Strategies Designed to Navigate the Company over a 5-Year Time Horizon 22 Exhibit 99.1

FBIZ Strategic Plan 2019-2023 Goals Set to Deliver Above Average Shareholder Return 23 Goal Actual 2018 Actual 2019 Actual 2020 Actual 2021 Goal 2023 Return on average equity (1) 9.41% 12.55% 8.64% 16.75% 13.50% Return on average assets (1) 0.86% 1.14% 0.70% 1.38% 1.15% Top line revenue growth 10.70% 9.10% 11.50% 15.12%3 ≥ 10% per year In-market deposits to total bank funding 68.20% 75.50% 74.80% 79.11% ≥ 75% Fee income ratio 21.20% 25.10% 25.90% 22.60% 25% Specialized lending loan mix 16.59% 17.43% 17.00% 18.62% 25% Employee engagement (2) 81% 82% 91% N/A ≥ 80% Client satisfaction (2) 91% 93% 96% N/A ≥ 90% 1. 2021 represents annualized data for the six months ended June 30, 2021. 2. Surveys conducted annually. 3. Growth is compared to the six months ended June 30, 2020 Exhibit 99.1

APPENDIX Commercial Banking Products & Services Exhibit 99.1

Product Profile • Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Lines of credit and term loans focused on businesses with annual sales of up to $75.0 million Technology Initiatives • Developing a client lending portal to avoid collaborating on documents over secure email which leads to inefficiencies and a sub-standard client experience • Working to migrate to a more efficient commercial underwriting solution M ill io ns Portfolio Analysis CRE NOO Other C&I CRE OO Average Yield 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $500 $1,000 $1,500 $2,000 3.00% 3.30% 3.60% 3.90% 4.20% M ill io ns Gross Revenue Interest Income Fee Income 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $5 $10 $15 $20 $25 Note: Loan balances represent quarterly average data. 25 Commercial Lending Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint Exhibit 99.1

Product Profile • Target small- to medium-sized companies in our Wisconsin, Kansas, and Missouri markets • Comprehensive services for commercial clients to manage their cash and liquidity, including lockbox, accounts receivable collection services, electronic payment solutions, fraud protection, information reporting, reconciliation, and data integration solutions Technology Initiative • Implemented a solution that auto-archives treasury management documentation which has immediately generated labor savings M ill io ns Funding Mix Non-Transaction Accounts Transaction Accounts Bank Wholesale Funding Cost of Funds 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $800 $1,600 $2,400 $3,200 0.32% 0.40% 0.48% 0.56% 0.64% M ill io ns Fee Revenue 2Q20 3Q20 4Q20 1Q21 2Q21 $0.6 $0.7 $0.8 $0.9 $1 $1.1 $1.2 Note: Funding mix represents quarterly average balance data. Transaction Accounts include interest-bearing DDA, non-interest-bearing DDA and NOW accounts. Bank Wholesale Funding includes brokered deposits, deposits gathered through internet listing services, FHLB advances, and the Federal Reserve PPPLF. Non-Transaction Accounts includes in-market CDs and money market accounts. "Cost of Funds" is a non-GAAP measure. See appendix for non-GAAP reconciliation schedules. 26 Treasury Management Superior Talent with Business Expertise Building Relationships in Midwest Geographic Footprint Exhibit 99.1

Product Profile • Fiduciary and investment manager for individual and corporate clients, creating, and executing asset allocation strategies tailored to each client’s unique situation • Full fiduciary powers and offers trust, estate, financial planning, and investment services, acting in a trustee or agent capacity as well as Employee Benefit/Retirement Plan services • Also includes brokerage and custody-only services, for which we administer and safeguard assets but do not provide investment advice Technology Initiative • Consolidating the management of our Company Retirement Plan services from multiple systems to Schwab to eliminate manual and inefficient processes M ill io ns Assets Under Management & Administration Private Wealth Employee Benefits Other 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $1,000 $2,000 $3,000 M ill io ns Fee Revenue 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $1 $2 $3 Note: Total Assets Under Management & Administration represent period-end balances. 27 Trust / Private Wealth Wealth Management Services for Businesses, Executives, and High Net Worth Individuals Exhibit 99.1

Product Profile • Target medium-sized companies nationwide • Primarily provide revolving lines of credit and term loans for leveraged buyouts, capital expenditures, working capital, bank debt refinancing, debt restructuring, corporate turnaround strategies and debtor-in-possession financing in the course of bankruptcy proceedings or the exit therefrom • Positioned to provide cost-effective financing solutions to companies who do not have the established stable cash flows necessary to qualify for traditional commercial lending products • Financings generally range between $1.0 million and $10.0 million with terms of 24 to 60 months Technology Initiative • Developing a portal for clients to centrally exchange, download, and collaborate on documents which will create efficiencies and a competitive advantage for the business line M ill io ns Portfolio Analysis Average Gross Loans Average Yield 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $25 $50 $75 $100 $125 $150 $175 4.00% 6.00% 8.00% 10.00% M ill io ns Gross Revenue Interest Income Fees in Lieu of Interest Fee Income 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $1 $2 $3 Note: Loan balances represent quarterly average data. 28 Asset-Based Lending High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending Exhibit 99.1

Product Profile • Target small- to medium-sized companies nationwide • Primarily provide funding to clients by purchasing accounts receivable on a full recourse basis • Positioned to provide competitive rates to clients starting up, seeking growth, and needing cash flow support, or who are experiencing financial issues • Similar to asset-based lending, receivable financing typically generates higher yields than conventional commercial lending and complements our conventional commercial portfolio Technology Initiative • Developing a client lending portal to avoid collaborating on documents over secure email which leads to inefficiencies and a sub-standard client experience M ill io ns Portfolio Analysis Average NFE Average Yield 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $5 $10 $15 $20 $25 $30 $35 $40 $45 0.00% 5.00% 10.00% 15.00% M ill io ns Gross Revenue Interest Income Fees in Lieu of Interest Fee Income 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $0.25 $0.5 $0.75 $1 Note: Average Net Funds Employed balances represent quarterly average data. 29 Accounts Receivable Financing High-Yielding, Counter-Cyclical Product Complements Conventional Commercial Lending Exhibit 99.1

Product Profile • Primarily originate variable rate term loans through the 7(a) program which typically provides a guaranty of 75% of principal and interest • Product offering is designed to generate new business opportunities by meeting the needs of clients whose borrowing needs cannot be met with conventional bank loans • Sources of revenue include interest income on the retained portion of loan, gain on sale of the guaranteed portion of loan, loan packaging fee income, and loan servicing fee income Technology Initiatives • Developing a client lending portal to avoid collaborating on documents over secure email which leads to inefficiencies and a sub-standard client experience • Leveraging Salesforce analytics to measure productivity of SBA loan life-cycle M ill io ns Portfolio Analysis Total Retained Total Sold Average Yield 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $25 $50 $75 $100 $125 $150 $175 $200 1.60% 3.20% 4.80% 6.40% 8.00% M ill io ns Gross Revenue Interest Income Gain on Sale Servicing Fees Packaging Fees 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $1 $2 $3 Note: Total Retained and Total Sold represent period-end balances. Excludes PPP loans and related interest income and loan fee amortization. 30 SBA Lending & Servicing Full Client Acquisition Strategy for Small Businesses Non-accrual interest recovery of $340K in 2Q20 Exhibit 99.1

Product Profile • Includes broad range of equipment finance products to address the financing needs of commercial clients in a variety of industries • Focus includes manufacturing equipment, industrial assets, construction, and transportation equipment, and a wide variety of other commercial equipment • Financings generally < $250,000 with 48 month terms Technology Initiative • Focus is on eliminating manual work through multiple automation processes, including automated loan document creation, insurance filings, and client invoicing M ill io ns Portfolio Analysis Average Gross Loans & Leases Average Yield 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $20 $40 $60 $80 $100 4.00% 5.00% 6.00% 7.00% 8.00% M ill io ns Gross Revenue Interest Income Fee Income 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $0.5 $1 $1.5 Note: Loan and lease balances represent quarterly average data. 31 Vendor Finance Aligned with the Equipment Loan and Lease Needs of our Niche Client Base Exhibit 99.1

Product Profile • Offers floorplan financing for independent car dealerships nationwide • Allows car dealers the flexibility to finance their acquisition of used cars, preserving cash flow, and allowing dealers to purchase inventory • Offer floorplan programs from $500,000 to $10 million for larger, well-established independent car dealers Technology Initiative • Evaluating a replacement for main operational system to support scalability of the business line into the future M ill io ns Portfolio Analysis Average Gross Loans & Leases Average Yield 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $30 $15 $45 2.00% 3.00% 4.00% 5.00% 6.00% Th ou sa nd s Gross Revenue Interest Income Fee Income 2Q20 3Q20 4Q20 1Q21 2Q21 $0 $200 $400 $600 Note: Loan and lease balances represent quarterly average data. 32 Floorplan Financing Latest expansion of First Business Bank's specialized lending solutions Exhibit 99.1

Product Profile • Expertise to assist institutions with balance sheet management • Services offered include investment portfolio management and administration, asset liability management, and asset liability process validation services Technology Initiative • Currently focusing on improved use of data through new system integrations including interfacing Salesforce directly to Bloomberg's streaming service to pull trade data in real- time. M ill io ns Assets Under Advisement 2Q20 3Q20 4Q20 1Q21 2Q21 $1,250 $1,500 $1,750 $2,000 $2,250 Th ou sa nd s Fee Revenue 2Q20 3Q20 4Q20 1Q21 2Q21 $25 $50 $75 $100 Note: Total Assets Under Advisement represent period-end balances. 33 Bank Consulting Outsourced treasury services provided to small and midsize financial institutions Exhibit 99.1

APPENDIX PPP & COVID-19 Update Exhibit 99.1

PPP Update Active Participation Propelled by SBA Expertise & Proactive Investments in Technology Leveraged a proprietary client portal to create an efficient and user friendly PPP portal within days of the plan’s announcement 35 M ill io ns SBA PPP Loan Forgiveness $41.6 $72.5 $309.9 $36.2 In Process Completed 1st Draw 2nd Draw $0.0 $50.0 $100.0 $150.0 $200.0 $250.0 $300.0 $350.0 M ill io ns SBA PPP Fee Income $13.2 $10.0 $3.1 Collected LTD Earned LTD Unearned $0.0 $2.5 $5.0 $7.5 $10.0 $12.5 $15.0 Exhibit 99.1

($ in m ill io ns ) Loan Modifications Balance Outstanding 4/30/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 $0 $50 $100 $150 $200 $250 $300 $350 COVID-19 Update Modest Overall Exposure to Industries Most Impacted by COVID-19 and No Retail Consumer Portfolio 36 • As of June 30, 2021, the Company had no meaningful direct exposure to the energy sector, airline industry or retail consumer, and does not participate in shared national credits. • Because of the significant uncertainties related to the ultimate duration of the COVID-19 pandemic and its effects on our clients and prospects, and on the national and local economy as a whole, there can be no assurances as to how the crisis may ultimately affect the Company’s loan portfolio. As of ($ in millions) June 30, 2021 Industries: Balance % Gross Loans and Leases (2) Retail (1) $ 75.6 3.7 % Hospitality 82.8 4.1 % Entertainment 13.7 0.7 % Restaurants & Food Service 23.3 1.2 % Total outstanding exposure $ 195.5 9.6 % Exposure to Stressed Industries 1. Includes $38.6 million in loans secured by commercial real estate. Includes $24.1 million in fully collateralized asset-based loans. 2. Excluding PPP loans. Exhibit 99.1

APPENDIX Non-GAAP Reconciliations Exhibit 99.1

"Pure Net Interest Income" is defined as net interest income less fees in lieu of interest. "Fees in Lieu of Interest" is defined as prepayment fees, asset-based loan fees, non-accrual interest, and loan fee amortization. We believe that this measure is important to many investors in the marketplace who are interested in the trends in our net interest margin. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net interest income, which is the most directly comparable GAAP financial measure. For the Six Months Ended For the Year Ended (Dollars in Thousands) June 30, 2020 June 30, 2021 December 31, 2017 December 31, 2018 December 31, 2019 December 31, 2020 Net interest income $ 35,937 $ 42,515 $ 60,609 $ 67,342 $ 69,856 $ 77,071 Less fees in lieu of interest 3,055 6,621 4,213 5,592 6,478 9,317 Pure net interest income (non-GAAP) $ 32,882 $ 35,894 $ 56,396 $ 61,750 $ 63,378 $ 67,754 38 Pure Net Interest Income Non-GAAP Reconciliation Exhibit 99.1

Net Operating Income

Exhibit 99.1

Non-GAAP Reconciliation

"Net Operating Income" is a non-GAAP financial measure. We believe net operating income allows investors to better assess the Company's operating expenses in relation to its top line revenue by removing the volatility that is associated with certain one-time and other discrete items. In compliance with applicable rules of the SEC, this non-GAAP measure is reconciled to net income, which is the most directly comparable GAAP financial measure.

	For the Six Months Ended		For the Year Ended			
(Dollars in thousands)	June 30, 2020	June 30, 2021	December 31, 2017	December 31, 2018	December 31, 2019	December 31, 2020
Net income	$ 6,601	$ 17,966	$ 11,905	$ 16,303	$ 23,324	$ 16,978
Less income tax benefit (expense)	1,070	(5,577)	(2,326)	(1,351)	(1,175)	(1,327)
Less provision for loan and lease losses	(8,651)	3,026	(6,172)	(5,492)	(2,085)	(16,808)
Income before taxes and provision for loan and lease losses (non-GAAP)	14,182	20,517	20,403	23,146	26,584	35,113
Less non-operating income						
Net gain on sale of state tax credits	—	—	—	—	—	275
Net gain (loss) on sale of securities	(4)	29	(403)	(4)	(46)	(4)
Total non-operating income (non-GAAP)	(4)	29	(403)	(4)	(46)	271
Less non-operating expense						
Net loss (gain) on foreclosed properties	450	1	(143)	367	224	383
Amortization of other intangible assets	18	15	54	47	40	35
SBA recourse provision (benefit)	(5)	115	2,240	1,913	188	(278)
Tax credit investment impairment	1,954	—	2,784	2,083	4,094	2,395
Loss on early extinguishment of debt	744	—	—	—	—	744
Deconversion fees	—	—	300	—	—	—
Total non-operating expense (non-GAAP)	3,161	131	5,235	4,410	4,546	3,279
Add net tax credit benefit (non-GAAP)	706	—	526	494	1,352	969
Net operating income	$ 18,053	$ 20,619	$ 26,567	$ 28,054	$ 32,528	$ 39,090

39

firstbusiness.bank

Exhibit 99.1